UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
July 27, 2005
Maxtor Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-16447	77-0123732
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
500 McCarthy Blvd., Milpitas, California 95035
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(408) 894-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
     On July 27, 2005, Maxtor Corporation (the “Company”) issued a press release announcing its financial results for the second quarter ended July 2, 2005.
     The press release relating to the financial results for the second quarter ended July 2, 2005 is attached hereto as Exhibit 99.1.

Item 8.01	Other Events.
     On July 27, 2005, the Company announced its financial results for the second quarter ended July 2, 2005. Revenue for the second quarter of 2005 was $925 million and the Company reported net income on a GAAP basis of $9.4 million, or $0.04 per diluted share. In the second quarter of 2004, revenue totaled $818 million and the Company reported net loss on a GAAP basis of $26.5 million, or $(0.11) per share.
     On February 7, 2005, the Company amended the terms of Dr. C. S. Park’s and Mr. Michael J. Wingert’s Employment Offer Letters, dated November 12 and November 17, 2004, respectively. The Company amended the terms of Dr. Park’s and Mr. Wingert’s Employment Offer Letter to reduce their base salary by ten percent (10%) from the earlier agreed upon base salary, with the salary reduction to last from February 6, 2005 until the first pay period following the first quarter in which the Company reports net income calculated pursuant to Generally Accepted Accounting Principles (“GAAP”). The amended Employment Offer Letters provided that upon the Company’s achievement of GAAP net income for a fiscal quarter, both Dr. Park’s and Mr. Wingert’s salary would return to its original level without catch-up or deferred payment by the Company.
     As announced herein, the Company has achieved GAAP net income for the second quarter ended July 2, 2005. In accordance with the previously disclosed agreements, the salaries of Dr. Park and Mr. Wingert were adjusted back to their original levels without any catch-up for past salary, effective as of the first pay period following the end of the second quarter of fiscal 2005.
     For additional information on the terms of Dr. Park’s and Mr. Wingert’s Employment Offer Letters, and amendments thereto, refer to the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 18 and November 23, 2004, respectively. Dr. Park’s and Mr. Wingert’s amended Employment Offer Letters were filed as Exhibits 99.1 and 99.3 to a Form 8-K filed with the SEC on February 11 and February 25, 2005, respectively, and are hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
No.	Description
Exhibit 99.1	Earnings release, dated July 27, 2005, regarding the second quarter 2005 results of Maxtor Corporation.
Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2005
MAXTOR CORPORATION

	By:	/s/ Duston M. Williams

	Name:	Duston M. Williams
	Title:	Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
Exhibit 99.1	Earnings release, dated July 27, 2005, regarding the second quarter 2005 results of Maxtor Corporation.